RESTRICTED CASH	12 Months Ended
Dec. 31, 2014
RESTRICTED CASH [Abstract]
RESTRICTED CASH
9.	RESTRICTED CASH

In connection with the requirements of a game license agreement entered into during 2012, a deposit was placed with bank as a pledged asset for the issuance of a standby letter of credit in favor of the licensor. The deposit is restricted as to withdrawal or usage for five years since the issuance of the standby letter of credit in 2012. In 2014, after the Company's payment of $15 million for the game license fee, the deposit was reduced to $21.9 million as of December 31, 2014, $10.9 million of which was expected to be released within a year, and accordingly recorded as a current asset.

In October 2014, the Company entered into an agreement with a bank for a term loan of $42.4 million (equivalent to approximately RMB260 million). The repayment of the loan was secured by a deposit of RMB260 million (equivalent to approximately $42.4 million) placed with a bank. The deposit was expected to be released within a year from the deposit date and accordingly recorded as a current asset as of December 31, 2014.